Exhibit 32.1.  Section 1350 Certification by Chief Executive Officer and Chief Financial Officer

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Imperial Petroleum Recovery Corporation (the “Company”) on Form 10-K for the periods ended October 31, 2010, 2009, 2008, 2007, and 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alan Springer, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Alan Springer
Alan Springer
Chief Executive Officer and Chief Financial Officer
October 20, 2011